UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Global Equity Fund

Semiannual report
4 | 30 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 7, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Global Equity Fund

Shep is Chief Investment Officer, Equities. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

Jacquelyne J. Cavanaugh, Matthew M. Culley, and Walter D. Scully, CPA, are also Portfolio Managers of the fund.

Shep, how would you describe the global investing environment for the reporting period?

At the start of the period, U.S. stocks advanced in response to strong economic growth, positive corporate earnings, rising wages, and record-low unemployment. However, concerns over the U.S.–China trade dispute, slowed economic growth in China and Europe, and stalled Brexit negotiations began to erode investor confidence. Stock markets outside the U.S. started to wobble in the summer of 2018, leading up to a sharp sell-off globally in the fourth quarter of 2018, before rebounding with similar verve. In January 2019, U.S. equities delivered their best monthly performance in 30 years. Perceived progress in U.S.–China trade talks, along with the Federal Reserve’s [Fed] decision to halt interest-rate hikes, helped buoy stocks for the remainder of the period.

Against this backdrop, how did the fund perform?

For the six-month reporting period, the fund’s class A shares returned 9.78%, outperforming the benchmark, the MSCI World Index [ND], which returned 8.83%.

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Equity Fund

What were some stocks that contributed to fund performance?

Several of the portfolio’s long-held positions [owned for three years or more] were top performers for the period. These included an overweight position in the U.S.-based enterprise software provider ServiceNow. The firm’s workflow automation product has attracted a diverse customer base. Newer tools addressed verticals outside of the firm’s core IT end-user, including human resources and customer relations, which helped boost the company’s revenues and earnings over the period. Another highlight for the period was our out-of-benchmark position in municipal bond insurer Assured Guaranty. While it inched closer to a resolution on some of its Puerto Rico bond insurance, the company’s stock buyback program helped drive book value growth and share price during the period. Our overweight position in Ball Corp., an aluminum packaging manufacturer, also helped performance. During the period, investors were impressed by a pickup in organic growth, driven partly by the firm’s focus on delivering sustainable, eco-friendly alternatives to plastic packaging.

We also noted a rebound in some of our portfolio holdings that had previously been detractors to fund performance. Overweight positions in electronic payments provider First Data Corp. and chip manufacturer NXP Semiconductors contributed to results, following an acquisition of the former by Fiserv and a strong earnings outlook by the latter, in the first quarter of 2019.

What were some stocks that detracted from the fund’s performance?

In general, health-care stocks struggled during the period as competition intensified and new political agendas threatened to disrupt multiple industries. U.S. presidential hopefuls debated “Medicare for all,” which, if implemented, could significantly squeeze corporate profit margins by pressuring drug pricing and limiting payor options. The fund had overweight positions in Cigna Corp., a medical insurance provider; Jazz Pharmaceuticals [sold by period-end], a drug developer with a number of U.S. FDA-approved products; and medical technology provider Boston Scientific. These companies experienced selloffs during the period as investors shied away from health-care stocks.

Japanese stocks also faced headwinds during the period. In March 2019, Japan’s Cabinet Office cited falling industrial output and lower export data as reasons for the region’s first economic downgrade in three years. The fund’s out-of-benchmark positions in electrical construction company Kyudenko and the Tokyo-based homebuilder Open House moved lower as expansions into new territories were less lucrative than expected.

What is your outlook for the fund and the global equity markets?

We remain constructive on the global equity markets. For the remainder of 2019, we expect positive economic growth in the United States and some improvement in growth across other parts of the world, including Europe and China. In our view, the trade dispute between China and the United States is an overhang and may halt the recovery in price-to-earnings multiples that we have seen to date in calendar 2019. There appear to be opportunities — Japanese stocks are trading at their lowest valuations in more than 20 years — but we believe it remains prudent to be selective when assessing new opportunities. We are arguably late in the economic cycle, and the impact of changes to global trade patterns remains unclear. In terms of sectors, we believe the most compelling opportunities will come from energy, consumer discretionary, and consumer staples. Our

Global Equity Fund 5

outlook is more cautious for the industrial, health-care, and financials sectors.

In terms of risks, we will continue to monitor the impact of macroeconomic events, including the U.S.–China trade conflict and Brexit negotiations. We believe that China’s stimulus measures this year could help boost its economy and other global economies. In the United States, a tightening labor market, combined with global economic growth, could lead to a surprise uptick in inflationary pressure, in our view. From a corporate earnings standpoint, inflation can narrow profits since it raises operating and financings costs. Furthermore, if the Fed is forced to raise interest rates, it could slow the economy. Overall, though, we believe global equity markets will remain on a positive course, albeit with heightened volatility, through the remainder of the year.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	7.93%	193.96%	11.39%	30.37%	5.45%	35.59%	10.68%	1.38%	9.78%
After sales charge	7.67	177.06	10.73	22.88	4.21	27.79	8.52	–4.45	3.47
Class B (7/1/94)
Before CDSC	7.71	176.92	10.72	25.51	4.65	32.67	9.88	0.63	9.41
After CDSC	7.71	176.92	10.72	23.51	4.31	29.67	9.05	–4.37	4.41
Class C (2/1/99)
Before CDSC	7.64	172.45	10.54	25.58	4.66	32.63	9.87	0.67	9.38
After CDSC	7.64	172.45	10.54	25.58	4.66	32.63	9.87	–0.33	8.38
Class M (7/3/95)
Before sales charge	7.43	179.26	10.82	27.05	4.90	33.61	10.14	0.85	9.48
After sales charge	7.28	169.48	10.42	22.60	4.16	28.93	8.84	–2.68	5.65
Class R (1/21/03)
Net asset value	7.67	186.64	11.11	28.67	5.17	34.57	10.40	1.14	9.66
Class R6 (7/2/12)
Net asset value	8.16	204.74	11.79	32.96	5.86	37.29	11.14	1.82	10.01
Class Y (9/23/02)
Net asset value	8.11	201.44	11.67	31.93	5.70	36.66	10.97	1.64	9.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Index (ND)	7.05%	199.16%	11.58%	42.27%	7.31%	38.22%	11.39%	6.48%	8.83%
Lipper Global
Multi-Cap Growth	7.45	213.54	11.87	50.82	8.35	44.41	12.89	6.77	12.14
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/19, there were 229, 220, 177, 157, 87, and 10 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/18	$14.72	$15.62	$13.07	$13.76	$14.03	$14.54	$14.59	$15.28	$15.23
4/30/19	16.16	17.15	14.30	15.05	15.36	15.92	16.00	16.81	16.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

8 Global Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	7.81%	209.42%	11.96%	25.43%	4.64%	33.58%	10.13%	–0.76%	–4.05%
After sales charge	7.55	191.62	11.30	18.22	3.40	25.90	7.98	–6.47	–9.57
Class B (7/1/94)
Before CDSC	7.59	191.41	11.29	20.95	3.88	30.68	9.33	–1.42	–4.35
After CDSC	7.59	191.41	11.29	18.95	3.53	27.68	8.49	–6.35	–9.14
Class C (2/1/99)
Before CDSC	7.52	187.19	11.13	20.90	3.87	30.60	9.31	–1.49	–4.40
After CDSC	7.52	187.19	11.13	20.90	3.87	30.60	9.31	–2.47	–5.36
Class M (7/3/95)
Before sales charge	7.31	194.14	11.39	22.41	4.13	31.64	9.60	–1.26	–4.25
After sales charge	7.16	183.84	11.00	18.13	3.39	27.03	8.30	–4.72	–7.60
Class R (1/21/03)
Net asset value	7.55	201.72	11.68	24.00	4.40	32.62	9.87	–0.96	–4.15
Class R6 (7/2/12)
Net asset value	8.04	220.54	12.35	28.05	5.07	35.19	10.57	–0.37	–3.85
Class Y (9/23/02)
Net asset value	7.99	217.02	12.23	27.03	4.90	34.56	10.40	–0.49	–3.92

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/18	1.15%	1.90%	1.90%	1.65%	1.40%	0.76%	0.90%
Annualized expense ratio for the
six-month period ended 4/30/19 *†	1.19%	1.94%	1.94%	1.69%	1.44%	0.80%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/19.

† Includes one-time annualized merger costs of 0.04%.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.19	$10.07	$10.07	$8.78	$7.49	$4.17	$4.89
Ending value (after expenses)	$1,097.80	$1,094.10	$1,093.80	$1,094.80	$1,096.60	$1,100.10	$1,099.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.96	$9.69	$9.69	$8.45	$7.20	$4.01	$4.71
Ending value (after expenses)	$1,018.89	$1,015.17	$1,015.17	$1,016.41	$1,017.65	$1,020.83	$1,020.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Global Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Global Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties

12 Global Equity Fund

regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Equity Fund 13

Trustee approval of management contract

Consideration of an amended and restated management contract

At their meeting on January 25, 2019, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), approved an amended and restated management contract with Putnam Investment Management (“Putnam Management”). In substance, the amended and restated management contract differed from the existing management contract only in that it revised the calculation of the performance adjustment to take into account the expected merger on June 17, 2019 of Putnam Global Utilities Fund, Putnam Global Consumer Fund, Putnam Global Financials Fund, and Putnam Global Sector Fund, other mutual funds managed by Putnam Management, into your fund. The performance adjustment calculation was revised to include the net assets of the acquired Funds in the proposed mergers for periods before the consummation of the mergers, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

In considering whether to approve the amended and restated management contract, the Trustees considered information provided by Putnam Management about the revised calculation of the performance adjustment. The Trustees also took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2018. Because, other than the revised calculation of the performance adjustment, the amended and restated management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below.

After considering the factors described above relating to the revised calculation of the performance adjustment under the amended and restated management contract, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current management contract in June 2018, the Trustees, including the Independent Trustees, approved the amended and restated management contract.

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its

14 Global Equity Fund

recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees

Global Equity Fund 15

and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the

16 Global Equity Fund

services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	3rd
Five-year period	3rd

For the one-year period ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 188, 138 and 114 funds, respectively, in your fund’s Lipper peer group.

Global Equity Fund 17

(When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Global Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund 19

The fund’s portfolio 4/30/19 (Unaudited)

COMMON STOCKS (96.5%)*	Shares	Value
Aerospace and defense (1.0%)
L3 Technologies, Inc.	35,900	$7,847,022
		7,847,022
Auto components (1.2%)
Pirelli & C. SpA (Italy) †	1,326,278	9,710,954
		9,710,954
Banks (2.4%)
Bank of America Corp.	401,200	12,268,696
Bank of Ireland Group PLC (Ireland)	981,374	6,288,109
		18,556,805
Beverages (3.6%)
Asahi Group Holdings, Ltd. (Japan)	200,800	8,677,117
Coca-Cola Co. (The)	169,100	8,296,046
Pernod Ricard SA (France)	66,244	11,556,791
		28,529,954
Biotechnology (0.8%)
Vertex Pharmaceuticals, Inc. †	38,500	6,505,730
		6,505,730
Building products (1.1%)
Johnson Controls International PLC	237,900	8,921,250
		8,921,250
Capital markets (1.5%)
E*Trade Financial Corp.	122,100	6,185,586
Edelweiss Financial Services, Ltd. (India)	2,680,334	5,733,480
		11,919,066
Chemicals (1.9%)
Novozymes A/S Class B (Denmark)	131,179	6,119,898
Sherwin-Williams Co. (The)	19,400	8,823,702
		14,943,600
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	13	11
New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † ∆∆ F	5	4
		15
Construction and engineering (0.7%)
Kyudenko Corp. (Japan)	191,400	5,445,876
		5,445,876
Construction materials (1.1%)
Summit Materials, Inc. Class A †	513,987	9,005,052
		9,005,052
Containers and packaging (2.5%)
Ball Corp.	222,700	13,348,638
SIG Combibloc Group AG (Switzerland)	623,416	6,095,657
		19,444,295
Distributors (1.1%)
PALTAC Corp. (Japan)	156,700	8,640,990
		8,640,990

20 Global Equity Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value
Diversified financial services (1.5%)
Challenger, Ltd. (Australia)	608,564	$3,526,655
Eurazeo SA (France)	107,900	8,469,571
		11,996,226
Entertainment (3.1%)
Live Nation Entertainment, Inc. † S	147,500	9,637,650
Nintendo Co., Ltd. (Japan)	15,100	5,178,041
Walt Disney Co. (The)	67,600	9,259,172
		24,074,863
Equity real estate investment trusts (REITs) (0.7%)
Hibernia REIT PLC (Ireland) R	3,613,063	5,800,122
		5,800,122
Food products (3.7%)
Associated British Foods PLC (United Kingdom)	181,560	6,062,644
Hershey Co. (The)	70,400	8,789,440
Nomad Foods, Ltd. (United Kingdom) †	670,779	13,952,203
		28,804,287
Health-care equipment and supplies (5.8%)
Becton Dickinson and Co. (BD)	66,800	16,081,432
Boston Scientific Corp. †	381,000	14,142,720
Danaher Corp.	71,800	9,509,192
ICU Medical, Inc. †	23,828	5,420,870
		45,154,214
Health-care providers and services (1.3%)
Cigna Corp.	63,500	10,086,340
		10,086,340
Health-care technology (0.5%)
CompuGroup Medical SE (Germany)	61,112	4,042,256
		4,042,256
Hotels, restaurants, and leisure (3.6%)
Compass Group PLC (United Kingdom)	544,592	12,378,290
Dalata Hotel Group PLC (Ireland)	909,415	6,008,060
Hilton Worldwide Holdings, Inc.	108,317	9,422,496
		27,808,846
Household durables (1.4%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	26	22
Lennar Corp. Class A	211,645	11,011,889
		11,011,911
Independent power and renewable electricity producers (3.8%)
NRG Energy, Inc.	715,181	29,444,002
		29,444,002
Insurance (6.6%)
Assured Guaranty, Ltd.	539,375	25,728,188
Fairfax Financial Holdings, Ltd. (Canada)	20,800	9,919,164
Prudential PLC (United Kingdom)	401,657	9,101,944
QBE Insurance Group, Ltd. (Australia)	735,191	6,701,639
		51,450,935

Global Equity Fund 21

COMMON STOCKS (96.5%)* cont.	Shares	Value
Interactive media and services (1.9%)
Alphabet, Inc. Class C †	12,462	$14,810,838
		14,810,838
Internet and direct marketing retail (3.0%)
Amazon.com, Inc. †	12,100	23,310,892
Global Fashion Group SA (acquired 8/2/13, cost $855,718) (Private)
(Luxembourg) † ∆∆ F	20,200	182,168
		23,493,060
IT Services (5.6%)
Accenture PLC Class A	27,300	4,986,891
DXC Technology Co.	135,400	8,901,196
First Data Corp. Class A †	392,300	10,144,878
GoDaddy, Inc. Class A †	106,700	8,696,050
Visa, Inc. Class A	69,300	11,394,999
		44,124,014
Leisure products (1.2%)
Universal Entertainment Corp. (Japan) S	299,300	9,406,067
		9,406,067
Oil, gas, and consumable fuels (9.6%)
Cenovus Energy, Inc. (Canada)	1,598,111	15,841,542
Cheniere Energy, Inc. †	120,788	7,772,708
ConocoPhillips	107,300	6,772,776
Enterprise Products Partners LP	311,429	8,916,212
Kinder Morgan, Inc.	643,500	12,786,345
Pioneer Natural Resources Co.	43,000	7,157,780
Seven Generations Energy, Ltd. Class A (Canada)	528,000	4,138,240
Suncor Energy, Inc. (Canada)	347,543	11,461,110
		74,846,713
Personal products (3.8%)
Shiseido Co., Ltd. (Japan)	131,100	10,313,835
Unilever NV ADR (Netherlands)	316,798	19,197,614
		29,511,449
Pharmaceuticals (1.4%)
AstraZeneca PLC (United Kingdom)	70,573	5,255,019
Bayer AG (Germany)	83,849	5,572,828
		10,827,847
Real estate management and development (1.9%)
Kennedy-Wilson Holdings, Inc.	371,935	8,011,480
Open House Co., Ltd. (Japan)	178,900	6,570,739
		14,582,219
Road and rail (1.6%)
Union Pacific Corp.	69,800	12,357,392
		12,357,392
Semiconductors and semiconductor equipment (3.6%)
NXP Semiconductors NV	89,500	9,452,990
SCREEN Holdings Co., Ltd. (Japan)	147,400	7,110,598
Sino-American Silicon Products, Inc. (Taiwan)	2,736,000	5,915,260
Texas Instruments, Inc.	48,300	5,691,189
		28,170,037

22 Global Equity Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value
Software (6.2%)
Adobe, Inc. †	32,300	$9,342,775
Instructure, Inc. †	112,700	4,855,116
Microsoft Corp.	87,300	11,401,380
RealPage, Inc. †	128,400	8,372,964
ServiceNow, Inc.	55,000	14,933,050
		48,905,285
Specialty retail (2.6%)
Advance Auto Parts, Inc.	76,300	12,690,216
Lowe’s Cos., Inc.	70,300	7,953,742
		20,643,958
Technology hardware, storage, and peripherals (0.5%)
Samsung Electronics Co., Ltd. (South Korea)	103,747	4,065,116
		4,065,116
Thrifts and mortgage finance (1.1%)
Radian Group, Inc.	360,500	8,442,910
		8,442,910
Trading companies and distributors (1.6%)
Ashtead Group PLC (United Kingdom)	221,184	6,132,316
Yellow Cake PLC 144A (United Kingdom) †	2,337,886	6,564,172
		12,696,488
Total common stocks (cost $699,716,247)		$756,028,004

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $103,080)
(Luxembourg) (Private) ∆∆ F	15,684	$144,271
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F	108,051	5,269,647
Total convertible preferred stocks (cost $3,757,102)		$5,413,918

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
1.75%, 9/30/19 [i]	$111,000	$110,837
1.625%, 7/31/20 [i]	113,000	112,430
Total U.S. treasury obligations (cost $223,267)		$223,267

	Principal amount/
SHORT-TERM INVESTMENTS (3.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.72% [d]	Shares	15,145,576	$15,145,576
Putnam Short Term Investment Fund 2.60% L	Shares	12,296,197	12,296,197
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.37% P	Shares	250,000	250,000
U.S. Treasury Bills 2.531%, 6/6/19		$132,000	131,686
U.S. Treasury Bills 2.462%, 8/1/19 ∆		530,000	526,785
U.S. Treasury Bills 2.461%, 7/25/19 ∆		268,000	266,504
U.S. Treasury Bills 2.456%, 7/18/19		251,000	249,709
U.S. Treasury Bills 2.431%, 5/2/19		31,000	30,998
Total short-term investments (cost $28,897,363)			$28,897,455

TOTAL INVESTMENTS
Total investments (cost $732,593,979)			$790,562,644

Global Equity Fund 23

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $783,316,275.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,596,123, or 0.7% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $635,150 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $677,391 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

24 Global Equity Fund

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.2%	Germany	1.2%
Japan	7.9	Denmark	0.8
United Kingdom	7.7	Switzerland	0.8
Canada	5.3	Taiwan	0.8
France	2.6	India	0.7
Netherlands	2.5	South Korea	0.5
Ireland	2.3	Other	0.1
Australia	1.3	Total	100.0%
Italy	1.3

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $163,372,850) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	6/19/19	$4,975,954	$5,058,542	$82,588
	Canadian Dollar	Sell	7/17/19	5,750,227	5,775,558	25,331
	Euro	Buy	6/19/19	3,834,875	3,909,898	(75,023)
	Japanese Yen	Buy	5/15/19	530,300	529,122	1,178
	Japanese Yen	Sell	5/15/19	530,300	534,374	4,074
Barclays Bank PLC
	Australian Dollar	Buy	7/17/19	53,110	53,674	(564)
	British Pound	Buy	6/19/19	56,869	59,620	(2,751)
	Euro	Buy	6/19/19	7,095	8,089	(994)
	Hong Kong Dollar	Buy	5/15/19	9,453,348	9,481,523	(28,175)
	Hong Kong Dollar	Sell	5/15/19	9,453,348	9,454,236	888
	Hong Kong Dollar	Buy	8/21/19	9,468,493	9,470,119	(1,626)
	Japanese Yen	Buy	5/15/19	20,278	20,862	(584)
	Japanese Yen	Sell	5/15/19	20,278	20,219	(59)
	Swiss Franc	Buy	6/19/19	6,099,365	6,260,626	(161,261)
Citibank, N.A.
	British Pound	Sell	6/19/19	4,187,504	4,261,574	74,070
	Canadian Dollar	Sell	7/17/19	6,529,432	6,558,055	28,623
	Danish Krone	Buy	6/19/19	146,765	149,837	(3,072)
	Japanese Yen	Buy	5/15/19	573,000	586,455	(13,455)
	Japanese Yen	Sell	5/15/19	573,000	574,334	1,334
	Japanese Yen	Buy	8/21/19	478,491	477,019	1,472
Goldman Sachs International
	British Pound	Sell	6/19/19	3,897,408	3,964,698	67,290
	Canadian Dollar	Sell	7/17/19	404,074	405,725	1,651
	Euro	Sell	6/19/19	506,782	516,781	9,999
	Japanese Yen	Buy	5/15/19	44,517	44,989	(472)
	Japanese Yen	Sell	5/15/19	44,517	44,392	(125)
	New Taiwan Dollar	Buy	5/15/19	6,275,252	6,260,410	14,842

Global Equity Fund 25

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $163,372,850) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Goldman Sachs International cont.
	New Taiwan Dollar	Sell	5/15/19	$6,275,252	$6,322,718	$47,466
	New Taiwan Dollar	Sell	8/21/19	6,315,348	6,280,703	(34,645)
	HSBC Bank USA, National Association
	Canadian Dollar	Sell	7/17/19	88,697	89,296	599
	Chinese Yuan (Offshore)	Buy	5/15/19	168,186	167,245	941
	Chinese Yuan (Offshore)	Sell	5/15/19	168,186	167,791	(395)
	Chinese Yuan (Offshore)	Buy	8/21/19	168,144	167,738	406
	Euro	Buy	6/19/19	2,219,592	2,262,268	(42,676)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/19	143,438	144,995	(1,557)
	British Pound	Buy	6/19/19	95,043	96,697	(1,654)
	Canadian Dollar	Sell	7/17/19	652,741	655,504	2,763
	Japanese Yen	Buy	5/15/19	185,335	190,747	(5,412)
	Japanese Yen	Sell	5/15/19	185,335	184,797	(538)
	Japanese Yen	Buy	8/21/19	4,241	4,226	15
	Norwegian Krone	Buy	6/19/19	1,881,533	1,901,032	(19,499)
	Singapore Dollar	Buy	5/15/19	3,860,959	3,896,891	(35,932)
	Singapore Dollar	Sell	5/15/19	3,860,959	3,851,549	(9,410)
	Singapore Dollar	Buy	8/21/19	3,867,771	3,858,898	8,873
	South Korean Won	Buy	5/15/19	5,525,008	5,594,435	(69,427)
	South Korean Won	Sell	5/15/19	5,525,008	5,776,982	251,974
	South Korean Won	Sell	8/21/19	4,048,412	4,071,461	23,049
	Swedish Krona	Buy	6/19/19	6,323,555	6,525,556	(202,001)
	Swiss Franc	Buy	6/19/19	10,227,786	10,495,286	(267,500)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/19	351,355	355,164	(3,809)
	Euro	Buy	6/19/19	1,963,724	2,002,359	(38,635)
	Israeli Shekel	Buy	7/17/19	1,871,916	1,862,610	9,306
	Japanese Yen	Buy	5/15/19	5,321,728	5,305,109	16,619
	Japanese Yen	Sell	5/15/19	5,321,728	5,379,333	57,605
	Japanese Yen	Buy	8/21/19	2,678,666	2,668,876	9,790
UBS AG
	Australian Dollar	Buy	7/17/19	7,603,956	7,684,373	(80,417)
	WestPac Banking Corp.
	Canadian Dollar	Sell	7/17/19	359,800	361,285	1,485
	Euro	Buy	6/19/19	555,320	566,195	(10,875)
	Unrealized appreciation					744,231
	Unrealized (depreciation)					(1,112,543)
Total						$(368,312)

* The exchange currency for all contracts listed is the United States Dollar.

26 Global Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$33,707,660	$5,178,041	$ —
Consumer discretionary	64,389,235	46,144,361	182,190
Consumer staples	31,037,689	55,808,001	—
Energy	74,846,713	—	—
Financials	62,544,544	39,821,398	—
Health care	71,361,368	5,255,019	—
Industrials	29,125,664	18,142,364	15
Information technology	108,173,478	17,090,974	—
Materials	31,177,392	12,215,555	—
Real estate	8,011,480	12,370,861	—
Utilities	29,444,002	—	—
Total common stocks	543,819,225	212,026,574	182,205

Convertible preferred stocks	—	—	5,413,918
U.S. treasury obligations	—	223,267	—
Short-term investments	12,546,197	16,351,258	—
Totals by level	$556,365,422	$228,601,099	$5,596,123

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$ —	$(368,312)	$ —
Totals by level	$ —	$(368,312)	$ —

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 27

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in securities, at value, including $14,507,799 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $705,152,206)	$763,120,871
Affiliated issuers (identified cost $27,441,773) (Notes 1 and 5)	27,441,773
Cash	11
Foreign currency (cost $262,872) (Note 1)	262,170
Dividends, interest and other receivables	1,724,709
Foreign tax reclaim	299,290
Receivable for shares of the fund sold	133,813
Receivable for investments sold	9,020,754
Unrealized appreciation on forward currency contracts (Note 1)	744,231
Prepaid assets	60,451
Total assets	802,808,073

LIABILITIES
Payable for investments purchased	872,609
Payable for shares of the fund repurchased	288,050
Payable for compensation of Manager (Note 2)	427,065
Payable for custodian fees (Note 2)	67,854
Payable for investor servicing fees (Note 2)	210,344
Payable for Trustee compensation and expenses (Note 2)	485,449
Payable for administrative services (Note 2)	2,834
Payable for distribution fees (Note 2)	164,178
Unrealized depreciation on forward currency contracts (Note 1)	1,112,543
Collateral on securities loaned, at value (Note 1)	15,145,576
Collateral on certain derivative contracts, at value (Notes 1 and 9)	473,267
Other accrued expenses	242,029
Total liabilities	19,491,798

Net assets	$783,316,275

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$745,839,949
Total distributable earnings (Note 1)	37,476,326
Total — Representing net assets applicable to capital shares outstanding	$783,316,275

(Continued on next page)

28 Global Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($700,997,441 divided by 43,381,797 shares)	$16.16
Offering price per class A share (100/94.25 of $16.16)*	$17.15
Net asset value and offering price per class B share ($6,563,544 divided by 458,952 shares)**	$14.30
Net asset value and offering price per class C share ($11,580,392 divided by 769,497 shares)**	$15.05
Net asset value and redemption price per class M share ($10,126,475 divided by 659,177 shares)	$15.36
Offering price per class M share (100/96.50 of $15.36)*	$15.92
Net asset value, offering price and redemption price per class R share
($312,261 divided by 19,512 shares)	$16.00
Net asset value, offering price and redemption price per class R6 share
($19,390,118 divided by 1,153,402 shares)	$16.81
Net asset value, offering price and redemption price per class Y share
($34,346,044 divided by 2,051,586 shares)	$16.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 29

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $296,376)	$5,536,727
Interest (including interest income of $147,426 from investments in affiliated issuers) (Note 5)	180,446
Securities lending (net of expenses) (Notes 1 and 5)	104,474
Total investment income	5,821,647

EXPENSES
Compensation of Manager (Note 2)	2,393,703
Investor servicing fees (Note 2)	707,108
Custodian fees (Note 2)	44,300
Trustee compensation and expenses (Note 2)	16,624
Distribution fees (Note 2)	953,344
Administrative services (Note 2)	13,361
Other	304,163
Total expenses	4,432,603
Expense reduction (Note 2)	(20,595)
Net expenses	4,412,008

Net investment income	1,409,639

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(5,115,709)
Foreign currency transactions (Note 1)	41,386
Forward currency contracts (Note 1)	(399,560)
Written options (Note 1)	1,477,176
Total net realized loss	(3,996,707)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	73,882,176
Assets and liabilities in foreign currencies	(8,602)
Forward currency contracts	(114,369)
Written options	(663,875)
Total change in net unrealized appreciation	73,095,330

Net gain on investments	69,098,623

Net increase in net assets resulting from operations	$70,508,262

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$1,409,639	$1,554,360
Net realized loss on investments
and foreign currency transactions	(3,996,707)	(21,181,672)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	73,095,330	(5,850,403)
Net increase (decrease) in net assets resulting
from operations	70,508,262	(25,477,715)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(2,377,802)
Class R	—	(714)
Class R6	—	(108,036)
Class Y	—	(179,384)
From return of capital
Class A	—	(264,242)
Class R	—	(79)
Class R6	—	(12,006)
Class Y	—	(19,935)
Increase in capital from settlement payments	3,411	—
Decrease from capital share transactions (Note 4)	(51,024,663)	(43,480,073)
Total increase (decrease) in net assets	19,487,010	(71,919,986)

NET ASSETS
Beginning of period	763,829,265	835,749,251
End of period	$783,316,275	$763,829,265

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
April 30, 2019**	$14.72	.03	1.41	1.44	—	—	—	—[d,e]	$16.16	9.78*	$700,997	.59*i	.19*	12*
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
October 31, 2017	12.34	.06	3.09	3.15	(.20)	—	(.20)	—[d,f]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	—	(.07)	—	12.34	(2.45)	665,085	1.16[g]	.79[g]	48
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	—	(.08)	—	12.72	(.43)	761,328	1.23	.40	61
October 31, 2014	12.07	.08	.75	.83	(.05)	—	(.05)	—[d,h]	12.85	6.92	820,387	1.27	.66	80
Class B
April 30, 2019**	$13.07	(.02)	1.25	1.23	—	—	—	—[d,e]	$14.30	9.41*	$6,564	.96*i	(.19)*	12*
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	—	(.10)	—[d,f]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	—	11.02	(3.16)	10,467	1.91[g]	.05[g]	48
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
October 31, 2014	10.85	(.01)	.68	.67	—	—	—	—[d,h]	11.52	6.18	17,031	2.02	(.07)	80
Class C
April 30, 2019**	$13.76	(.03)	1.32	1.29	—	—	—	—[d,e]	$15.05	9.38*	$11,580	.96*i	(.18)*	12*
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	—	(.11)	—[d,f]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	—	(.01)	—	11.59	(3.20)	18,589	1.91[g]	.04[g]	48
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
October 31, 2014	11.43	(.01)	.70	.69	—	—	—	—[d,h]	12.12	6.04	17,675	2.02	(.11)	80
Class M
April 30, 2019**	$14.03	(.01)	1.34	1.33	—	—	—	—[d,e]	$15.36	9.48*	$10,126	.84*i	(.06)*	12*
October 31, 2018	14.59	(.05)	(.51)	(.56)	—	—	—	—	14.03	(3.84)	9,458	1.65	(.31)	60
October 31, 2017	11.79	—[d]	2.94	2.94	(.14)	—	(.14)	—[d,f]	14.59	25.19	10,441	1.62	(.02)	220
October 31, 2016	12.16	.03	(.39)	(.36)	(.01)	—	(.01)	—	11.79	(2.99)	9,603	1.66[g]	.29[g]	48
October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	—	(.01)	—	12.16	(.87)	10,907	1.73	(.10)	61
October 31, 2014	11.55	.02	.71	.73	—	—	—	—[d,h]	12.28	6.32	11,846	1.77	.16	80
Class R
April 30, 2019**	$14.59	.01	1.40	1.41	—	—	—	—[d,e]	$16.00	9.66*	$312	.72*i	.07*	12*
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—[d]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
October 31, 2017	12.22	.03	3.06	3.09	(.15)	—	(.15)	—[d,f]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	—	12.22	(2.78)	498	1.41[g]	.56[g]	48
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	—	(.05)	—	12.57	(.65)	590	1.48	.18	61
October 31, 2014	11.94	.05	.74	.79	(.03)	—	(.03)	—[d,h]	12.70	6.62	1,361	1.52	.43	80

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Global Equity Fund	Global Equity Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
April 30, 2019**	$15.28	.06	1.47	1.53	—	—	—	—[d,e]	$16.81	10.01*	$19,390	.40*i	.39*	12*
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60
October 31, 2017	12.80	.12	3.20	3.32	(.25)	—	(.25)	—[d,f]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	—	(.12)	—	12.80	(2.11)	11,433	.75[g]	1.19[g]	48
October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	—	(.13)	—	13.20	(.01)	12,062.84		.78	61
October 31, 2014	12.52	.14	.78	.92	(.11)	—	(.11)	—[d,h]	13.33	7.36	10,365.86		1.06	80
Class Y
April 30, 2019**	$15.23	.05	1.46	1.51	—	—	—	—[d,e]	$16.74	9.91*	$34,346	.47*i	.31*	12*
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60
October 31, 2017	12.76	.10	3.18	3.28	(.23)	—	(.23)	—[d,f]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	—	(.10)	—	12.76	(2.20)	28,487	.91[g]	1.03[g]	48
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	—	(.11)	—	13.15	(.17)	31,117.98		.66	61
October 31, 2014	12.47	.12	.77	.89	(.08)	—	(.08)	—[d,h]	13.28	7.19	35,398	1.02	.90	80

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

i Includes one-time merger costs of 0.02% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund	Global Equity Fund 35

Notes to financial statements 4/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Global Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Global Equity Fund 37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

38 Global Equity Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $652,314 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $635,150 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $15,145,576 and the value of securities loaned amounted to $14,507,799.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

Global Equity Fund 39

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,910,483	$10,541,527	$15,452,010

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $734,665,753, resulting in gross unrealized appreciation and depreciation of $116,159,813 and $60,631,234, respectively, or net unrealized appreciation of $55,528,579.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period.

40 Global Equity Fund

This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the mergers of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund (“acquired funds”) into the fund on June 17, 2019, the management contract will be amended such that, after completion of the mergers, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and all acquired funds for any portion of a performance period that is prior to the mergers, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.321% of the fund’s average net assets, which included an effective base fee of 0.343% and a decrease of 0.022% ($163,867) based on performance.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Global Equity Fund 41

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$644,915	Class R	280
Class B	6,480	Class R6	4,464
Class C	10,572	Class Y	31,233
Class M	9,164	Total	$707,108

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,515 under the expense offset arrangements and by $15,080 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $546, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$829,778
Class B	1.00%	1.00%	33,257
Class C	1.00%	1.00%	54,290
Class M	1.00%	0.75%	35,300
Class R	1.00%	0.50%	719
Total			$953,344

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,544 and $262 from the sale of class A and class M shares, respectively, and received $1,452 and $150 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $38 on class A redemptions.

42 Global Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$90,510,682	$157,961,246
U.S. government securities (Long-term)	—	—
Total	$90,510,682	$157,961,246

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	382,367	$5,683,322	5,444,175	$86,817,653
Shares issued in connection with
reinvestment of distributions	—	—	157,952	2,471,904
	382,367	5,683,322	5,602,127	89,289,557
Shares repurchased	(3,555,285)	(52,987,667)	(7,777,451)	(123,443,059)
Net decrease	(3,172,918)	$(47,304,345)	(2,175,324)	$(34,153,502)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,659	$35,933	26,800	$377,860
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	2,659	35,933	26,800	377,860
Shares repurchased	(87,067)	(1,167,660)	(183,291)	(2,608,575)
Net decrease	(84,408)	$(1,131,727)	(156,491)	$(2,230,715)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	44,490	$608,068	142,653	$2,126,798
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	44,490	608,068	142,653	2,126,798
Shares repurchased	(70,435)	(977,589)	(693,869)	(10,328,982)
Net decrease	(25,945)	$(369,521)	(551,216)	$(8,202,184)

Global Equity Fund 43

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	24,598	$349,672	27,203	$416,128
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	24,598	349,672	27,203	416,128
Shares repurchased	(39,785)	(557,302)	(68,389)	(1,044,922)
Net decrease	(15,187)	$(207,630)	(41,186)	$(628,794)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	1,032	$15,397	4,101	$64,753
Shares issued in connection with
reinvestment of distributions	—	—	50	776
	1,032	15,397	4,151	65,529
Shares repurchased	(874)	(13,335)	(22,424)	(367,425)
Net increase (decrease)	158	$2,062	(18,273)	$(301,896)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	74,064	$1,179,514	211,765	$3,493,693
Shares issued in connection with
reinvestment of distributions	—	—	7,410	120,042
	74,064	1,179,514	219,175	3,613,735
Shares repurchased	(74,858)	(1,166,594)	(122,124)	(2,033,521)
Net increase (decrease)	(794)	$12,920	97,051	$1,580,214

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	181,747	$2,840,929	661,012	$10,872,516
Shares issued in connection with
reinvestment of distributions	—	—	11,506	185,929
	181,747	2,840,929	672,518	11,058,445
Shares repurchased	(318,816)	(4,867,351)	(645,453)	(10,601,641)
Net increase (decrease)	(137,069)	$(2,026,422)	27,065	$456,804

44 Global Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 4/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,708,437	$101,626,412	$114,189,273	$313,496	$15,145,576
Putnam Short Term
Investment Fund**	—	84,212,819	71,916,622	147,426	12,296,197
Total Short-term
investments	$27,708,437	$185,839,231	$186,105,895	$460,922	$27,441,773

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$79,000
Written equity option contracts (contract amount)	$79,000
Forward currency contracts (contract amount)	$150,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$744,231	Payables	$1,112,543
Total		$744,231		$1,112,543

Global Equity Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(399,560)	$(399,560)
Equity contracts	(314,175)	—	$(314,175)
Total	$(314,175)	$(399,560)	$(713,735)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(114,369)	$(114,369)
Equity contracts	(587,615)	—	$(587,615)
Total	$(587,615)	$(114,369)	$(701,984)

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund into the fund. The merger was approved by the Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund shareholders on May 22, 2019, and the merger occurred on June 17, 2019.

46 Global Equity Fund

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Global Equity Fund 47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$113,171	$888	$105,499	$141,248	$1,946	$286,674	$93,320	$—	$1,485	$744,231
Total Assets	$113,171	$888	$105,499	$141,248	$1,946	$286,674	$93,320	$—	$1,485	$744,231
Liabilities:
Forward currency contracts#	75,023	196,014	16,527	35,242	43,071	612,930	42,444	80,417	10,875	1,112,543
Total Liabilities	$75,023	$196,014	$16,527	$35,242	$43,071	$612,930	$42,444	$80,417	$10,875	$1,112,543
Total Financial and Derivative
Net Assets	$38,148	$(195,126)	$88,972	$106,006	$(41,125)	$(326,256)	$50,876	$(80,417)	$(9,390)	$(368,312)
Total collateral received (pledged)†##	$38,148	$(111,317)	$88,972	$106,006	$—	$(326,256)	$50,876	$(80,417)	$—
Net amount	$—	$(83,809)	$—	$—	$(41,125)	$—	$—	$—	$(9,390)
Controlled collateral received (including
TBA commitments)**	$112,430	$—	$130,000	$120,000	$—	$—	$110,837	$—	$—	$473,267
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(111,317)	$—	$—	$—	$(403,523)	$—	$(120,310)	$—	$(635,150)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

48 Global Equity Fund	Global Equity Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

50 Global Equity Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Equity Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA006 316788 6/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019